Share Repurchases	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Share Repurchases

Note 19: Share Repurchases

In July 2011, our Board of Directors authorized a share repurchase program, which allowed us to purchase up to $150.0 million of our common stock through open market repurchases, negotiated transactions, or other means, in accordance with applicable securities laws and other restrictions. In November 2012, our Board of Directors authorized an extension of the share repurchase program, which allowed us to purchase up to an additional $200.0 million of our common stock. This program was funded by cash on hand and cash flows from operating activities. The program did not have an expiration date and could have been suspended at any time at the discretion of the Company.

From inception of the program to December 31, 2015, we repurchased 7.4 million shares of our common stock under the program for an aggregate cost of $350.0 million and an average price of $47.43. In 2015, we repurchased 0.7 million shares of our common stock under the share repurchase program for an aggregate cost of $39.1 million and an average price per share of $55.95. The repurchase activities in 2015 utilized all remaining authorized amounts under the share repurchase program. In 2014, we repurchased 1.3 million shares of our common stock under the program for an aggregate cost of $92.2 million and an average price of $73.06 per share. In 2013, we repurchased 1.7 million shares of our common stock under the program for an aggregate cost of $93.8 million and an average price of $54.76 per share.